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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-06693 of Ferrellgas Partners, L.P. on Form S-4 of our report dated April 15, 1996 on Skelgas Propane, Inc., appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE
Chartered Accountants

Markham, Canada

July 30, 1996